UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
July 14, 2025
(Date of the earliest event reported)
Simulations Plus, Inc.
(Exact name of registrant as specified in its charter)

California	001-32046	95-4595609
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
800 Park Offices Drive, Suite 401, Research Triangle Park, NC 27709
(Address of principal executive offices) (Zip Code)
661-723-7723
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14z-12 under Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SLP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On July 14, 2025, Simulations Plus, Inc., a California corporation (the “Company”), issued a press release announcing financial results for its third quarter ended May 31, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

Item 7.01    Regulation FD Disclosure

On July 14, 2025, the Company held an investor conference call reporting its financial results for its third quarter ended May 31, 2025. The PowerPoint presentation, which was used for this investor conference call, is attached as Exhibit 99.2 to this Report.

In accordance with General Instructions B.2 of Form 8-K, the information in this Report, including Exhibits 99.1 and 99.2 (together, the “Exhibits”), is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.
CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Report, including the disclosures set forth herein and in the Exhibits attached hereto, contains certain forward-looking statements that involve substantial risks and uncertainties. When used herein, the terms “anticipates,” “expects,” “estimates,” “believes” and similar expressions, as they relate to us or our management, are intended to identify such forward-looking statements.

Forward-looking statements in this Report or reports hereafter furnished, including in other publicly available documents filed with the Securities and Exchange Commission (the “Commission”), to the Company’s stockholders and other publicly available statements issued or released by us involve known and unknown risks, uncertainties and other factors which could cause our actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. Such future results are based upon management’s best estimates based upon current conditions and the most recent results of operations. These risks include, but are not limited to, the risks set forth herein and in such other documents filed with the Commission, each of which could adversely affect our business and the accuracy of the forward-looking statements contained herein. Our actual results, performance or achievements may differ materially from those expressed or implied by such forward-looking statements.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

99.1	Press release issued on July 14, 2025.
99.2	PowerPoint presentation used at the Investor Conference Call on July 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIMULATIONS PLUS, INC.

Dated: July 14, 2025	By: /s/ Will Frederick
Will Frederick
Executive Vice President and Chief Financial Officer
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